Exhibit 99.1

Caliber Completes Initial Purchase of Chainlink (LINK) Tokens as Part of Digital Asset Treasury Strategy

SCOTTSDALE, Ariz., Sept. 09, 2025 -- Caliber (NASDAQ: CWD), a diversified real estate and digital asset management platform, today announced it has completed its initial purchase of Chainlink (LINK) tokens as part of its system test transaction. The Company intends to fund its LINK acquisitions through its existing ELOC, cash reserves, and through the issuance of equity-based securities.

This marks the Company's first transaction under its previously announced Digital Asset Treasury (DAT) Strategy, which seeks to accumulate LINK in increments with consistent purchases over time and a stated objective of generating long-term appreciation and current yield through staking.

“Caliber's Digital Asset Treasury strategy represents a disciplined, institutional approach to building a LINK position,” said Chris Loeffler, Chief Executive Officer of Caliber. ”We have made our first purchase to test our systems and ensure we are well-positioned to manage the custody, tax, accounting, governance, and similar considerations underpinning our internal infrastructure.”

Caliber has announced its intention to make consistent purchases of LINK token to establish a material position in LINK in Caliber's treasury over time, growing the position opportunistically.

“Each acquisition reinforces our conviction in Chainlink as the infrastructure connecting blockchain with real-world assets. Our strategy is designed around gradual, measured acquisitions that enable us to average into the market and build our LINK treasury responsibly.” added Loeffler.

Caliber is the first Nasdaq-listed company to publicly announce the adoption of a treasury reserve policy centered on Chainlink (LINK). Through this initiative, Caliber provides its shareholders with transparent, mark-to-market exposure to LINK, while positioning the Company at the intersection of real asset and digital asset infrastructure.

About Caliber (CaliberCos Inc.)

Caliber (Nasdaq: CWD) is a diversified alternative asset manager with over $2.9 billion in Managed Assets. For more than 16 years, Caliber has delivered value across market cycles with its private equity real estate investment platform, specializing in hospitality, multi-family residential, and industrial real estate. In 2025, Caliber launched a Digital Asset Treasury strategy anchored in Chainlink (LINK). This initiative bridges real and digital asset investing, offering investors access through both publicly traded equity (Nasdaq: CWD) and Caliber's private equity real estate funds.

Forward-Looking Statements

This press release contains ”forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company's current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company's public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber Investor Relations:

Ilya Grozovsky

+1 480-214-1915

Ilya@CaliberCo.com